BDSA 1/2024 – Customized for LPL E 2 BROKER-DEALER SELLING AGREEMENT This Broker-Dealer Selling Agreement (“Agreement”) is made by and between LPL Enterprise, LLC ("Broker-Dealer") and Prudential Annuities Distributors, Inc. ("Distributor"), The Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey. This Agreement shall be effective on November 15, 2024 (the “Effective Date”). This Agreement shall permit Broker-Dealer to solicit, sell and service Contracts (defined below) only through its registered representatives who are or will be under contract with, employed by, or are statutory employees of PICA (hereinafter, “Registered Representatives”). WHEREAS, the following definitions shall govern the terms of this Agreement: CERTAIN DEFINITIONS 1. 1933 Act - The Securities Act of 1933, as amended. 2. 1934 Act - The Securities Exchange Act of 1934, as amended. 3. 1940 Act - The Investment Company Act of 1940, as amended. 4. Accounts - Separate accounts established and maintained by the Company pursuant to the laws of Connecticut, Arizona, or New Jersey, or such other jurisdiction as applicable, to fund the benefits under the Contracts. 5. Applicable Law - All applicable state laws (including without limitation annuity suitability/best interest); and federal laws (including without limitation the 1933 Act, 1934 Act, 1940 Act, ERISA, Form CRS, IRC & Reg. BI) and associated regulations; FINRA Rules; and, if acting as an investment advice fiduciary under ERISA or IRC, in compliance with all of the conditions under the appropriate prohibited transaction class exemption. Applicable Law shall also include all laws, regulations, standards and requirements applicable to recommendations and/or advice with respect to Contracts and/or transactions in connection therewith that may be hereinafter adopted by federal or state legislatures or federal or state regulators to the extent such laws are in effect and are applicable to the transaction at the time of the transaction. 6. Broker-Dealer - As used herein, Broker-Dealer includes associated persons of LPL Enterprise, LLC and LPL Enterprise, LLC in its capacity as a licensed insurance agency pursuant to Applicable Law. 7. Company - Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, or The Prudential Insurance Company of America individually or collectively as may be applicable. 8. Contracts – All products and applicable riders, programs, and features made available for distribution under this Agreement as may be amended from time to time. Contracts include Registered and Unregistered Contracts issued pursuant to this Agreement and other products issued by the Company, or its affiliates, set forth in this Agreement or attached Schedules. 9. ERISA – The Employee Retirement Income Security Act of 1974, as amended, and all associated U.S. Department of Labor regulations and guidance. 10. IRC - The Internal Revenue Code (26 U.S.C.), as amended. 11. FINRA – The Financial Industry Regulatory Authority, Inc. 12. FINRA Rules - All rules of FINRA (including all applicable National Association

BDSA 1/2024 – Customized for LPL E 3 of Securities Dealers Rules), as amended, and any interpretive guidance FINRA has or may subsequently issue. 13. Form CRS – The relationship summary document required to be provided to retail investors pursuant to Rule 17a-14 under the Exchange Act of 1934 that discloses certain information about Broker-Dealer. 14. Governmental Body means any federal, state, local, municipal, or other governmental or quasi-governmental authority or any court, arbitral body, tribunal, commission, or regulatory body of any of the foregoing or any self-regulatory organization (including FINRA or any securities exchange), or any political or other subdivision, department, agency, board, bureau, instrumentality, or branch of any of the foregoing. 15. Logo and Logo Standards – those standards set forth in Schedule C, as may be amended from time to time. 16. Prospectus - The prospectuses included within the Registration Statements referred to herein. 17. Prudential– Distributor and Company. 18. Reg. BI - Regulation Best Interest, 17 CFR 240.15l-1, et. seq. 19. Registered Contracts - Variable annuity contracts and/or market value adjusted, or other annuity contracts registered under the 1933 Act, as amended, and qualified under applicable insurance laws, listed in Schedule B attached hereto and issued by the Company, and for which Distributor has been appointed the principal underwriter. 20. Registration Statement - The registration statements and amendments thereto relating to the Registered Contracts, the accounts, and the funds, including financial statements and all exhibits. 21. SEC - The Securities and Exchange Commission. 22. Unregistered Contracts – Certain annuity contracts or other products that are exempt from registration under the 1933 Act, as amended, and qualified under applicable insurance laws, listed in Schedule B attached hereto and issued by the Company. WHEREAS, Broker-Dealer represents that it is a registered broker-dealer under the 1934 Act and a member in good standing of FINRA. Broker-Dealer represents that its agents or representatives who will solicit applications for the Contracts will be duly Registered Representatives of Broker-Dealer and furthermore that each one will be registered in good standing with accreditation to sell the Contracts as required by FINRA. WHEREAS, Broker-Dealer represents that it is duly licensed as an insurance agency to sell, solicit and negotiate applications and sell, solicit and negotiate Contracts in any state or other jurisdiction in which Broker-Dealer intends to perform or performs its duties hereunder and that all Registered Representatives are or will be duly licensed as insurance agents under the supervision of Broker Dealer in its capacity as an insurance agency. In those instances in which an individual, rather than a non-natural person, is to perform duties hereunder, Broker-Dealer represents and warrants that said person is an “associated person” of Broker-Dealer, as that term is defined in Section 3(a)(18) of the 1934 Act. NOW THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound, the parties hereto agree, represent, and warrant as follows: I. EFFECT OF MULTIPLE PRUDENTIAL INSURERS AS PARTIES TO THIS AGREEMENT

BDSA 1/2024 – Customized for LPL E 4 Broker-Dealer and each Company and Distributor agree that this Agreement shall be construed and interpreted as separate and distinct agreements: (i) between The Prudential Insurance Company of America, Distributor and Broker- Dealer, (ii) between Pruco Life Insurance Company, Distributor and Broker-Dealer, and (iii) between Pruco Life Insurance Company of New Jersey, Distributor and Broker-Dealer. The rights, duties, obligations, and responsibilities of each Company under this Agreement are separate and distinct from the duties, obligations, and responsibilities of the other Companies. All such duties, obligations, and responsibilities shall exist only between Broker- Dealer on one hand, and the respective Company on the other hand. No Company shall have any responsibility or liability for the actions or omissions of any other Company under this Agreement. Company will comply with Applicable Law in all material respects when conducting its activities under this Agreement. Each Company will be fully responsible for the acts of individuals performing activities on its behalf hereunder, excluding Registered Representatives. II. EFFECT OF REGISTERED AND UNREGISTERED CONTRACTS BEING INCLUDED IN THIS AGREEMENT This combined Agreement covering both Registered and Unregistered Contracts is being executed for administrative convenience and ease of understanding in lieu of executing separate agreements. The intent of the Agreement is to establish the appropriate party to comply with all applicable state, federal and Company rules and regulations regarding the respective Contracts available under this Agreement. Unless specifically set forth herein, under no circumstances shall this Agreement, or any provision herein, be construed or inferred to subject Unregistered Contracts, or the parties hereto, to any federal or state securities regulation not otherwise applicable to the said Contracts or parties. III. REGISTRATION, LICENSING AND APPOINTMENT A. Company, and Distributor, pursuant to the authority delegated to it by Company, hereby authorize Broker- Dealer, during the term of this Agreement, to solicit applications for Contracts that have been designated by Prudential as available for issue, from suitable persons and to service Contracts as called for in this Agreement. Such authorization shall exclude solicitation of applications, initial premium and or initial purchase payments for any Contract that Company or Distributor has designated as available for “Service Only.” The Company reserves the right to move any Contracts sold pursuant to this Agreement to “Service Only” status upon notice to Broker-Dealer. In connection with such, Broker-Dealer is hereby authorized to offer riders that are available with the Contracts in accordance with instructions furnished by Distributor or Company. Distributor or Company may update or amend Schedule B describing products available and Contracts sold, which will be effective upon notice to the Broker-Dealer. Broker-Dealer agrees that all terms and conditions of this Agreement apply to Broker-Dealer and any Registered Representative of Broker-Dealer. Broker-Dealer further agrees to ensure that such Registered Representatives comply with all terms and conditions of this Agreement. Furthermore, Broker-Dealer agrees to notify Company immediately if Broker- Dealer, or its Registered Representatives or affiliates breach any terms and conditions of this Agreement. B. Company hereby authorizes Broker-Dealer to designate Registered Representatives who are associated persons of Broker-Dealer for appointment by Company as individual insurance agents, for the purpose of soliciting sales of the Contracts. Broker-Dealer shall not recommend a Registered Representative for appointment by Company unless such Registered Representative is duly licensed as an insurance agent and has met all training, certification or other qualification requirements in the state(s) in which it is proposed that such Registered Representative will solicit sales of the Contracts. Registered Representatives must specify with

BDSA 1/2024 – Customized for LPL E 5 each Contract application, the Broker-Dealer on whose behalf the application has been solicited. Broker-Dealer shall review all applications before submitting them to the Company and will submit only those applications that have been properly completed and for which Broker-Dealer and its Registered Representatives have the licenses and appointments required by the Company. C. Notwithstanding the foregoing, if Broker-Dealer or a Registered Representative soliciting sales under the terms of this Agreement, or an affiliate, charges such Contract applicants or owners a fee for procuring or providing advice in connection with any fee-based Contract (i.e., a Contract listed in Schedule B for which no compensation is paid by the Company), Broker- Dealer represents that such person shall be acting and licensed as an insurance broker under applicable state insurance law and acknowledges that such person shall not be acting as an agent of the Company in such transactions. If a Registered Representative of Broker-Dealer is no longer to be treated as the agent of record on a Contract, Broker-Dealer must promptly notify Company in writing and, within thirty (30) business days of such notice, identify a Registered Representative who will act as the substitute agent of record. Absent specific direction from Broker-Dealer to designate a substitute agent of record for such business, Company will designate the Broker-Dealers’ house account as agent of record. D. Broker-Dealer is solely responsible for the conduct of Registered Representatives associated with such Broker-Dealer, as well as for monitoring ongoing compliance with Applicable Law. Company and Distributor are not liable and undertake no obligations under any agreement between Broker-Dealer and Registered Representative. Notwithstanding any provision in the Agreement, Company, at its sole discretion, reserves the right to refuse to appoint any Registered Representative or, once appointed, to terminate or refuse to renew any Registered Representative’s appointment with Company. By written notice to Broker-Dealer, Company may require Broker-Dealer to cause Registered Representatives to cease soliciting Contracts and additional premiums or purchase payments thereon on behalf of Company. Broker-Dealer shall promptly notify Distributor in writing if any Registered Representative appointed by, or submitted to the Company for appointment, ceases to be a Registered Representative of Broker- Dealer, is disciplined, or suspended by FINRA or by Broker-Dealer, or if any Registered Representative ceases to be properly licensed or is the subject of a disciplinary proceeding in any state. Further, Broker-Dealer has, follows and enforces policies and procedures obligating its Registered Representatives to update their FINRA Form U-4. Broker-Dealer shall promptly notify Company or Distributor if it becomes aware that any Registered Representative who is appointed by the Company has updated their FINRA Form U-4 to disclose a conviction that would disqualify them from engaging in the business of insurance under the Crime Bill (defined below) and has not otherwise received the consent and/or waiver of an authorized insurance regulator to engage in the business of insurance. Broker-Dealer shall promptly notify the Company if the Broker-Dealer has knowledge that any Registered Representative who was recommended for appointment and who was appointed by the Company no longer meets the qualification requirements of applicable state insurance laws or is no longer associated with Broker-Dealer. E. Broker-Dealer represents, warrants and certifies that, on its own behalf, and as agent on behalf of Company, it: (i) has performed due diligence in compliance with state law and has duly investigated and performed a thorough background check, using its standard background screening procedures previously shared with PICA and certain affiliates, into the character and fitness of any Registered Representatives;; and (ii) is satisfied that each such Registered Representative that Broker-Dealer has designated is trustworthy, financially responsible, in good business standing and competent for appointment to act as an individual insurance agent of Company. Broker-Dealer agrees to promptly disclose to Company the presence of any

BDSA 1/2024 – Customized for LPL E 6 charges, dispositions or other events that require disclosure under applicable law. Broker- Dealer's investigation of each Registered Representative that satisfies the requirements for appointment of an agent in each state the individual is to be appointed will not cover the Violent Crime Control and Law Enforcement Act of 1994 (18 U.S.C. Sect. 1033 and 1034) (hereinafter the “Crime Bill”), which will be completed by PICA. F. Broker-Dealer shall review all applications before submitting them to the Company and will submit only those applications that have been properly completed and for which Broker-Dealer and its Registered Representatives have the licenses and appointments required by the Company. With respect to non-electronic Company forms, prior to submitting such Company forms to Company, Broker-Dealer agrees to perform a reasonable review of the Company form in order to determine, from a visual standpoint, whether or not the form is unaltered. Unaltered is defined as a Company form that, upon visual review, has not been changed from its original state. Examples include but are not limited to white-out, scratch outs or any other modifications. Broker-Dealer agrees to only submit unaltered Company forms to the Company. Certain alterations to data on the form may be acceptable if initialed by the policyowner/insured, as determined by the Company. G. Certain group variable annuity contracts that are sold as funding vehicles for qualified plans and that are exempt from registration under the 1933 Act (“Qualified Contracts”) may only be solicited by Registered Representatives of Broker-Dealer. H. Broker-Dealer agrees to assist Company in appointing insurance licensed Registered Representatives, under applicable state insurance laws. Broker-Dealer also agrees to comply with Company's requirements regarding the submission of licensing or other appointment documentation for proposed Registered Representatives and provide such other documentation that Company may request for continuing such appointments. I. Except as disclosed to the Company on Broker-Dealer’s or Registered Representatives’ application for appointment or otherwise in writing, neither Broker-Dealer’s insurance license nor the insurance license of Registered Representative has ever been revoked, suspended, or rescinded in any state or jurisdiction; neither Broker-Dealer nor any Registered Representative has ever been fined by any insurance regulator in an amount of $15,000 or more; and neither Broker-Dealer nor any of its Registered Representatives are currently the subject of any disciplinary proceeding or investigation in any state or jurisdiction by any Department of Insurance, Attorney General’s office or other government authority. J. Except as disclosed to the Company on Broker-Dealer’s, Registered Representatives’ applications for appointment or otherwise in writing, if Broker-Dealer or any of its Registered Representatives are or have ever been a registered principal or representative of a member of FINRA, the said registration with FINRA is not now and never has been suspended, revoked or canceled; that neither Broker-Dealer nor any of its Registered Representatives have ever been fined by FINRA or other self-regulatory organization in an amount of $15,000 or more; that neither Broker-Dealer nor any of its Registered Representatives are currently the subject of any disciplinary proceeding or investigation by the SEC or FINRA. K. That, to the extent permitted by Applicable Law, Broker-Dealer, upon request of Distributor and/or Company, shall, within thirty (30) days of receipt, return to Distributor a questionnaire or certification regarding any regulatory, civil and/or criminal proceedings, including arbitration, against the Broker-Dealer or any Registered Representative commenced or concluded by any state insurance or securities department, FINRA, the SEC, or other self- regulatory organization, and/or in any court of competent jurisdiction during the twelve (12) month period prior to the date of the questionnaire or certification. Broker-Dealer shall provide Distributor with a full explanation regarding matters disclosed in the questionnaire or

BDSA 1/2024 – Customized for LPL E 7 certification. Broker-Dealer, to the extent permitted by Applicable Law, also agrees to send to Distributor, if requested by Distributor, copies of all Disclosure Reporting Forms applicable to Registered Representatives authorized to solicit applications for and sell the Contracts simultaneously with filing such forms with FINRA. Additionally, Broker-Dealer shall notify Distributor of any regulatory investigation, fine or sanction concerning an individual or firm who is authorized to represent Distributor or Company under this Agreement. L. Company and/or Distributor, during the term of this Agreement, will advise Broker-Dealer of the issuance by the SEC of any stop order with respect to the Registration Statement or any amendments thereto or the initiation of any proceedings for that purpose or for any other purpose relating to the registration and/or offering of the Registered Contracts and of any other action or circumstance that may prevent the lawful sale of any Contract in any state or jurisdiction. M. During the term of this Agreement, Distributor shall promptly advise Broker-Dealer of any amendment to any Registration Statement or any amendment or supplement to any Prospectus included within the Registration Statement. IV. SOLICITATIONS AND DISTRIBUTIONS A. Solicitation and all activities associated therewith by Broker-Dealer and Registered Representatives shall be undertaken only in accordance with Applicable Law and regulations and in accordance with Company’s licensing, appointment, and registration policy. Broker- Dealer shall be solely responsible for determining the suitability/best interest of recommendations for purchases and sales of Contracts that are made by its Registered Representatives. Broker-Dealer shall take steps to ensure that Registered Representatives appointed by Company shall not make recommendations to an applicant to purchase a Contract in the absence of reasonable grounds to believe that the purchase of the Contract is suitable for/in the best interest of such applicant, in accordance Applicable Law. No Registered Representative shall solicit applications for the Contracts unless the Registered Representative is duly licensed and appointed, as required by applicable state rules and regulations and Company requirements, by the Company as a life insurance and variable contract broker or agent of Company, in the appropriate states or other jurisdictions. Broker-Dealer shall ensure that such Registered Representatives fulfill any training, certification, or other requirements necessary to be licensed or to solicit sales, as the case may be. Broker-Dealer understands and acknowledges that neither it nor its Registered Representatives is authorized by Distributor or Company to give any information or make any representation in connection with this Agreement or the offering of the Contracts other than those contained in the Prospectus or other solicitation material authorized in writing by Distributor or Company. B. Broker-Dealer agrees that its authority is limited to the solicitation, marketing, and servicing of Contracts in accordance with this Agreement. Broker-Dealer represents and agrees on behalf of itself, and its Registered Representatives that none of them will act in a manner not authorized by this Agreement and that any such unauthorized actions (if not authorized by this Agreement), would be considered a breach of this Agreement. Broker-Dealer shall not have authority on behalf of Distributor or Company to: make, alter, modify or discharge any Contract or other form; waive any provision or condition of a Contract; waive any forfeiture; bind the Company; extend the time of making any purchase payments; accept or receive promissory notes for purchase payments or receive any monies or premiums due, or to become due, to Company, except as set forth in Section VIII of this Agreement. Broker-Dealer shall not expend, nor contract for the expenditure of the funds of Prudential, nor shall Broker-Dealer possess or exercise any authority on behalf of the Company under this Agreement.

BDSA 1/2024 – Customized for LPL E 8 C. The procedures relating to solicitation of Contracts (including the forwarding of applications, premium payments and withdrawals and the effective time of orders received from Registered Representative) are subject to: (i) the terms of the then current Prospectuses (including any amendments or supplements thereto) relating to each Registered Contract or interests in any Accounts relating thereto, as filed with the SEC; (ii) the new account application for each Contract, as supplemented or amended from time-to-time; and (iii) Distributor’s and / or the Company’s written instructions, procedures and guidelines, as provided to Broker-Dealer from time-to-time. To the extent that the Prospectuses contain provisions that are inconsistent with this Agreement, the terms of the Prospectuses shall be controlling. Company will make all disclosures required by it pursuant to Applicable Law. Neither Broker-Dealer nor its Registered Representatives shall solicit applications for the Registered Contracts without first delivering to applicant the then current Prospectuses, including any amendments or supplements thereto. Neither Broker-Dealer nor its Registered Representatives shall solicit applications for Unregistered Contracts without delivering required materials, including but not limited to, buyer’s guides and/or product disclosures, as may be required by applicable regulations and/or Company policy. D. With respect to the Contracts covered by this Agreement, as amended from time to time, Broker-Dealer shall make reasonable efforts to notify Distributor and/or Company of any material change or intention to materially change its distribution methods and marketing practices. A material change may arise from a change in terms of the emphasis or method of any aspect of any marketing campaign, or otherwise. Such notice shall be given in the manner specified in Section XVII of this Agreement. E. Company and Distributor reserves the right, at any time, without notice, to limit, suspend, or reject the sale of Contracts or, to the extent permitted by the applicable Contract, interests in any Accounts relating thereto and additional purchase payments to existing contracts. F. Registered Representatives and Broker-Dealer may not obtain signed or electronic forms from applicants or Contract owners unless each form is authorized by the client and completed for submission to the Company. Broker-Dealer and Registered Representatives will not under any circumstance request that an applicant or Contract owner pre-sign any form related to the Contracts or copy an applicant’s or Contract owner’s signature from another form for use at a later date or submit to Company and/or Distributor such form or copied signature. Submission of pre-signed forms related to a Contract by a Registered Representative may be grounds for Company’s termination of its appointment of such Registered Representative, or termination of this Agreement. G. Broker-Dealer and any Registered Representative will not solicit applications for Contracts in any state, jurisdiction, or commonwealth unless the Contract has been approved for sale in that state, jurisdiction or commonwealth. No Registered Representative, or other agent of Broker-Dealer shall solicit applications for Contracts on military installations or otherwise engage in activity contrary to instruction provided by the U.S. Department of Defense or state law regarding such. H. Commencing on or after the Effective Date, Broker-Dealer agrees to use reasonable efforts to find suitable purchasers for the Contracts acceptable to Company. In meeting its obligation to use reasonable efforts to solicit applications for Contracts, Broker-Dealer shall: 1. On an ongoing basis, use training, sales, advertising, and promotional materials for Contracts that have been approved by Prudential; 2. Establish, maintain, and enforce a supervisory system, as set forth by FINRA Rules, to supervise the activities of each Registered Representative and associated person that is reasonably designed to achieve compliance with Applicable Law;

BDSA 1/2024 – Customized for LPL E 9 3. I. Broker-Dealer has full responsibility for the training and supervision of all Registered Representatives who are engaged, directly or indirectly, in the offer, sale, distribution, servicing and/or administration of Contracts or training and supervision of Registered Representatives. Company will provide or make available to Registered Representatives training modules and/or materials for the Contracts, and Company’s policies and procedures, and shall further be responsible for verifying that Registered Representatives have completed this training to satisfy its obligations under any applicable state regulation. Broker-Dealer shall establish and implement reasonable procedures for periodic inspection and supervision of sales practices of its Registered Representatives. Additionally, Broker-Dealer shall establish, maintain, and enforce a supervisory system, as set forth by FINRA Conduct Rules, to supervise the activities of each Registered Representative and associated person that is reasonably designed to achieve compliance with Applicable Law. J. Broker-Dealer and any Registered Representatives shall not make any knowing misrepresentation or incomplete comparison of products for the purpose of inducing a purchaser to lapse, forfeit, borrow from, convert, replace, or surrender, in whole or in part, its insurance, in favor of purchasing a Contract. Broker-Dealer and any Registered Representative shall not induce or attempt to induce any Contract owner to relinquish a Contract or to withdraw values from a Contract when doing so would be in violation of the Company’s replacement policy or any state or federal law or regulation or not in the best interest of the customer. K. Subject to applicable state and federal rules and regulations, Broker-Dealer and any Registered Representatives shall not provide or offer to provide any inducement not specified in the Contract or any rebate, either directly or indirectly, to any person or entity, as an inducement to purchase any Contract. L. Broker-Dealer and any Registered Representative shall abide by any policies and procedures the Company may communicate and comply with all Applicable Law governing the sale and administration of the Contracts. Broker-Dealer and any Registered Representative shall conduct its operations in a manner as to not affect adversely the business, goodwill, or reputation of Prudential. M. In the event a Registered Representative performs any unauthorized, incorrect or incomplete transaction(s) with respect to a Contract(s), Broker-Dealer shall bear sole responsibility for any and all financial liability resulting from such conduct. Company and Distributor shall not incur liability or have any responsibility for the supervision of Registered Representatives. N. Broker-Dealer represents that the Contract owner has provided the Broker-Dealer, in addition to the Registered Representative of record, the authority to obtain information on behalf of the Contract owner for purposes of servicing the Contract. Broker-Dealer shall assist Contract owners in obtaining prompt service from the Company with respect to the administration of

BDSA 1/2024 – Customized for LPL E 10 Contracts and in maintaining their coverage, to the extent required by Applicable Law. O. Broker-Dealer shall not solicit applications for Contracts to be owned directly or indirectly by a non-natural person owner unless, for the sole benefit of an individual, with full and complete disclosure of all terms of the transaction, Company, in its sole discretion and subject to any terms that it may require, agrees to such sale. Broker-Dealer shall not solicit applications for Contracts to be owned directly or indirectly by a non-US, non- natural person owner or to be owned directly or indirectly as part of a stranger-owned annuity. No Contract shall be sold where, at the time of delivery, the Broker-Dealer or anyone associated with Broker-Dealer has knowledge that there is a practice or plan to initiate a Contract for the benefit of a third-party investor who, at the time of such origination, has no insurable interest in the insured. P. Broker-Dealer agrees that all directors, officers and employees of Broker-Dealer and all its Registered Representatives who are appointed pursuant to this Agreement or who have access to funds of the Company and/or Distributor are and will continue to be covered by a blanket fidelity bond including coverage for larceny, embezzlement or any other defalcation, issued by a reputable bonding company. This bond shall be maintained at Broker-Dealer’s expense. Such bond shall be at least equivalent to the minimal coverage required under FINRA Conduct Rules, endorsed to extend coverage to life insurance and annuity transactions. Broker-Dealer acknowledges that the Company and/or Distributor may require evidence that such coverage is in force and Broker-Dealer shall promptly give notice to the Company and/or Distributor of any notice of cancellation or change of coverage. Broker-Dealer assigns any proceeds received from the fidelity bond company to the Company and/or Distributor to the extent of the Company’s and/or Distributor’s loss due to activities covered by the bond. If there is any deficiency, Broker-Dealer will promptly pay the Company and/or Distributor that amount on demand, and Broker-Dealer shall indemnify and hold harmless the Company and/or Distributor from any deficiency and from the cost of collection. Additionally, Broker-Dealer shall maintain other errors and omissions or liability insurance acceptable to Company and/or Distributor in the amounts and coverages set forth in Schedule F. Q. Broker-Dealer understands, acknowledges, and represents that Contracts, and their respective riders, and premiums thereunder shall not be solicited, offered, sold or promoted in connection with any speculative investing such as, but not limited to, speculation, arbitrage, vitiation, market timing, or any other type of collective investment scheme. Should Distributor or Company determine, at its sole discretion, that Broker- Dealer, or its Registered Representatives, is soliciting, offering, selling or promoting, or has solicited, offered, sold or promoted, Contracts or premiums subject to any so-called speculative investing program, plan, arrangement or service, Distributor or Company may take such action which is necessary, at its sole discretion, to halt such solicitations, offers or sales. Furthermore, in addition to any indemnification provided elsewhere in this Agreement and any other liability that Broker-Dealer might have, Broker-Dealer shall be liable to Distributor and Company and each fund affected by any so- called speculative investing program, plan, arrangement or service, for any actual damages or losses, including any redemption fees assessed, sustained by Distributor or Company or any fund. V. STANDARDS OF CARE/SALES PRACTICES A. Broker-Dealer shall adopt and maintain all reasonably necessary policies and procedures (including registered principal review of recommendations) to ensure that Registered Representatives shall make recommendations to an applicant to purchase a Contract or engage in a post-issue transaction with respect to a Contract as required by Applicable Law. 1. Broker-Dealer acknowledges and agrees that with respect to Contracts, Company is hereby

BDSA 1/2024 – Customized for LPL E 11 contracting Broker-Dealer to establish, implement and maintain a supervision system that is reasonably designed to achieve compliance with Applicable Law including Reg. BI and FINRA Rules. Broker-Dealer agrees to allow Company to monitor and to audit Broker- Dealer's performance of its obligations under this Section V. and shall reasonably cooperate with Company in its efforts (including providing such information as Company may require). 2. Broker-Dealer acknowledges and agrees that the submission of an application or transaction request for a Contract to Company by Broker-Dealer or a Registered Representative shall be deemed to be a representation that Broker-Dealer and Registered Representative in connection therewith complied with all applicable requirements under this Section V. in effect at the time of such submission. B. With respect to sales and recommendations of Unregistered Contracts made by Registered Representatives, Broker-Dealer also agrees to: 1. Require Registered Representatives to complete such general and product specific training as Company shall require from time to time, including but not limited to training Company determines is necessary so that the registration provisions of the 1933 Act, would not be applicable to the Unregistered Contracts; and 2. Inform Registered Representatives of state suitability/best interest requirements applicable to Unregistered Contracts. C. Broker-Dealer agrees that it shall, at least annually, or more frequently upon request by Company, certify to Company that sales of and recommendations related to Contracts were made in compliance with Applicable Law. Broker-Dealer shall certify that Broker-Dealer is complying with and performing its obligations under this Section V, including, that Broker- Dealer maintains a system of supervision that includes, but is not limited to, standards and procedures for: (i) the collection of a consumer’s suitability and/or customer profile information with respect to recommendations; (ii) the documentation and provision of disclosure required by Applicable Law, including, to the extent applicable, the relevant suitability considerations and product information, both favorable and unfavorable, that provide the basis for any recommendation; and (iii) the auditing and/or contemporaneous review of recommendations to monitor Registered Representatives’ compliance with the obligation to make recommendations in compliance with Applicable Law . Broker-Dealer further agrees to provide such additional certification, and the documentation referenced in subsection (ii) hereof, as Company may reasonably request from time to time in support of Company's compliance with its obligations. Certifications made by Broker-Dealer hereunder shall be made by an authorized officer of Broker-Dealer with responsibility for sales or supervision of sales practices with respect to the sale of Contracts. Notwithstanding anything in this Agreement, Broker-Dealer will not be required to make a certification to Company in regard to recommendations related to sales or in-force transactions relating to Contracts issued by PICA or Pruco Life Insurance Company of New Jersey for delivery in New York made by Broker-Dealer through Registered Representatives prior to August 1, 2019. VI. SALES MATERIAL A. PICA grants to the Broker-Dealer a non-exclusive, non-transferable, non-sublicensable, license to use the Licensed Marks in connection with provision of the services hereunder, and in accordance with the Prudential Parties’ branding guidelines set forth in Schedule C (Logo Standards and Licensed Marks). For purposes of this Agreement, “Licensed Marks” means the trademarks relating to the Prudential name, the Prudential logo, the Rock Design, or any other

BDSA 1/2024 – Customized for LPL E 12 Prudential-owned Trademark, and any other Trademarks that Prudential owns or has the right to use and sublicense from any third party, as set forth in Schedule C (Logo Standards and Licensed Marks) or as Prudential may identify from time to time. B. Broker-Dealer agrees that any material it develops, approves or uses for sales, training, advertising, marketing, explanatory, website or other purposes that it intends to publish, distribute, use or display in any manner or in any media in existence today or hereinafter created that mentions by name the Contracts, the Distributor or the Company or contains the Licensed Marks or the name, marks or logos of the Company (or an affiliate of the Company or any logos of any of them) will not be used without the prior written consent of the appropriate party (Company or Distributor) used. Broker-Dealer, Registered Representatives will not publish, issue, circulate, or use in any manner whatsoever any advertisements or marketing materials describing or referring to the Company or Distributor, the Contracts, or any product of the Company unless such advertisements or marketing materials have been approved in writing in advance by the appropriate party (Company or Distributor) and such approval has not been withdrawn. Approved materials may not be altered without the prior written approval of the Distributor or the Company except that any approved content that contains ratings or financial data relating to Distributor, Company and/or any of its affiliates must be maintained current and up to date. Broker-Dealer is authorized to and responsible for obtaining the most recent information and updated ratings and financial data content to most recent quarter or annual information, whichever is applicable. This updated information must be obtained directly from Distributor or the Company. C. Once the materials are approved for use, The Prudential Insurance Company of America hereby grants a non-exclusive, non-transferable, revocable, limited license to use Licensed Marks on the approved materials and/or website, only in connection with content approved in advance in writing by the Company and only in connection with the solicitation, marketing and servicing of Contracts in accordance with this Agreement. If Broker-Dealer uses the Licensed Marks either on its website or otherwise, it represents and warrants that its website will not contain objectionable, libelous, defamatory, obscene, pornographic, abusive or otherwise unlawful material or material that infringes the rights of third parties. Broker-Dealer acknowledges that any use by Broker- Dealer of the Licensed Marks pursuant to this Agreement shall inure to the benefit of Company. D. Broker-Dealer further acknowledges PICA’s exclusive rights in the Licensed Marks and the goodwill pertaining thereto, and agrees that it shall not challenge, or assist in any challenge to, the validity or exclusivity of PICA’s ownership thereof or the validity of this Agreement, and that all use of the Licensed Marks by the Broker-Dealer inures to the exclusive benefit of PICA. Broker-Dealer may only use the Prudential logo in the exact color, and in the electronic format provided by the Company. Broker-Dealer mut also follow the Logo Standards included in Schedule C as attached hereto, and shall not use its mark or any third party mark in close proximity to the Licensed Marks. E. Broker-Dealer acknowledges that it has no right, title, license, or interest, express or implied, in and to the Licensed Marks or the Prudential name/marks and/or Rock Prudential Logo, except for the limited purpose specifically provided in this Agreement. F. Broker-Dealer and its Registered Representatives will not misrepresent the Contracts, the Company or Distributor and will make no oral or written representation which is inconsistent with the terms of the Contracts or with the information in any illustration or sales literature furnished by the Company. G. Company will ensure that the offering and marketing materials it produces for the Contracts are free from material misstatements or omissions

BDSA 1/2024 – Customized for LPL E 13 VII. DELIVERY Upon issuance of a Contract, the Company shall promptly deliver such Contract to the contract owner, unless otherwise agreed in writing by the parties. Company shall be responsible for the delivery of all amendments thereto and all other related documents to each Contract owner, and shall ensure that all other delivery requirements have been satisfied, promptly and in accordance with the Company’s delivery requirements; and require return of unplaced Contracts VIII. PAYMENTS A. Neither Broker-Dealer nor its Registered Representatives can accept cash or any other form of payment made payable to the Broker-Dealer or any Registered Representative, except for deposits made in existing Broker-Dealer accounts. B. Broker-Dealer may accept a check or money order made payable to the Company, but only for Contracts and under the following circumstances: 1. when the application and the check are submitted simultaneously and the Company’s standards for prepaid applications have been met, or 2. the Company’s delivery requirements have been met and the Contract has been delivered. C. The check or money order must be forwarded to the Company within one business day of receipt by the Broker-Dealer or its Registered Representative. D. All premiums and payments derived from the sale or service of Contracts that flow through Broker-Dealer shall be sent directly to the Company by Broker-Dealer. Broker-Dealer will not receive, accumulate or maintain custody of premiums intended for payment under the Contracts. E. Broker-Dealer agrees that if Broker-Dealer receives additional purchase payments relating to the Contracts, it shall hold the same in a safe and secure manner and shall remit such payments in compliance with Applicable Law, together with such completed applications, forms or other required documentation to an office of the Company designated by Distributor. Broker-Dealer agrees to make payments, if any, to Prudential under Article IX or Article IV. P. of this Agreement in Fed Funds, New York clearinghouse or other immediately available funds. Wire transfers in payment of premiums shall be designated to the Company issuing the Contract, as the appropriate party may be. Broker-Dealer agrees not to accept funds from a non-US bank as payment to the Company issuing the Contract. F. Broker-Dealer acknowledges that the Company retains the ultimate right to control the sale of the Contracts and that the Distributor or Company shall have the unconditional right: (i) to reject, in whole or part, any application for a Contract; or (ii) to refuse any premium or payments received relating to any Contract. In the event Company or Distributor rejects an application, or a Contract owner elects to return such Contract pursuant to Applicable Law, Company will return all payments and Broker-Dealer will be notified of such action and shall immediately remit any compensation to the Company. IX. COMPENSATION A. Distributor shall cause Company to arrange for the payment of commissions to Broker-Dealer as compensation for the sale of each Registered Contract and for the sale of each Unregistered Contract (that is considered a security) by a Registered Representative of Broker- Dealer. Company shall pay commissions to Broker-Dealer as compensation for the sale of each

BDSA 1/2024 – Customized for LPL E 14 Unregistered Contract (that is not considered a security) by a Registered Representative of Broker-Dealer. The amount of such commission shall be based on the compensation schedule, attached hereto as Schedule B (“Commission Schedule”), in effect at the time the Contract is issued or in accordance with any compensation amendments to this Agreement. Distributor and/or Company may amend the Commission Schedule upon notice to Broker-Dealer. No compensation is payable unless the Broker-Dealer and the Registered Representative have first complied with all Applicable Law and such payments of compensation would not constitute a violation of Applicable Law. The Company shall identify to Broker-Dealer with each payment the name of the Registered Representative that is agent of record for each Contract covered by the payment. The Broker-Dealer will only be entitled to compensation for Contracts that have been submitted by the Broker-Dealer, accepted by the Company, delivered to the Contract owner and where all the requirements of the Company’s licensing, appointment and registration policy have been satisfied. In the event of a Section 1035 exchange, Distributor may pay such compensation to Broker-Dealer without first complying with the foregoing requirements. However, if the relevant premium payment and appropriate documentation (in good order) are not received by Company within sixty (60) calendar days after receipt of the original 1035 request form, Broker-Dealer agrees to return immediately such compensation to Distributor. If any Contract is tendered for redemption within seven (7) business days after acceptance of the Contract application or during the applicable “free look/right to examine” period, any and all commissions must be returned to the Company. For the avoidance of doubt, Company is not entitled to change the commission for Contracts which have already been issued, except as required by Applicable Law or as otherwise mutually agreed between Company and Broker- Dealer. B. If the Company returns, for any reason, any premiums or purchase payments on any Contract, the Broker- Dealer will have an immediate obligation to, and will upon demand, repay the Company all the compensation previously paid to the Broker-Dealer as a result of those premiums or purchase payments. Notwithstanding any other provision in the Commission Schedule concerning chargebacks, if any Contract is returned, surrendered or otherwise tendered for redemption within seven business days after the acceptance of the contract application or the applicable “free-look/right to examine” period, no compensation shall be paid, and any compensation paid to the Broker-Dealer with regard to such Contract shall be immediately remitted to the Company. Termination or cancellation of this Agreement will not relieve the Broker-Dealer from its obligations under this Agreement. C. Any amount due the Company from the Broker-Dealer, whether arising from this or any other agreement with the Company, will be repaid by any other amount payable under this Agreement, until the amount of such indebtedness is fully paid. D. Commissions are only payable on a contract if (1) the Contract is in force; (2) the Contract has not been annuitized; and (3) Broker-Dealer is the firm of record. No trail commission is payable if the aforementioned conditions existed during a portion of the period but not on the date the payment is calculated. Company reserves the right to cease payment of trail commissions on any contract for which no duly licensed, appointed and affiliated person of Broker-Dealer is listed as the producer of record. E. If a Contract replaces, in whole or in part, a policy or contract previously issued by Company or any other insurance company, the Company has the right to determine what, if any, compensation will be allowed. F. If a Contract is changed to a different kind or amount, or if its date is changed, the Company has the right to determine what, if any, compensation will be allowed. No compensation shall be paid, and any compensation previously paid shall be returned to the Company on request, if

BDSA 1/2024 – Customized for LPL E 15 the Company, in its sole discretion, determines not to issue the Contract(s) applied for; refunds the premium paid pursuant to any request by the Contract owner; refunds any premium paid as the result of a complaint by the Contract owner or at the direction of a regulatory authority; determines that any person or entity required to be licensed for the solicitation of Contracts is not duly licensed to sell such Contracts in the appropriate jurisdictions or as otherwise detailed in Schedule B. Notwithstanding the foregoing, Company shall have the right to offset any future Compensation due to Broker-Dealer under this Agreement in the event any of the foregoing occur. G. Upon the termination of this Agreement, the Company will pay commissions to the Broker- Dealer on premiums that the Company receives within sixty (60) calendar days of the termination date on applications written by the Broker-Dealer on or before the termination date unless such payment would, in Company’s reasonable opinion, be inadvisable or be contrary to Applicable Law, or an order of a court of competent jurisdiction. H. Unless otherwise agreed to by the parties in writing, compensation shall be payable to the Broker-Dealer unless another broker-dealer becomes “broker of record” for the Contract, provided the Contract remains in effect and such receipt of compensation is permitted by Applicable Law and the applicable regulatory agencies. If another broker-dealer becomes “broker of record” for a Contract, no further compensation shall be payable under this Agreement to Broker-Dealer. I. Broker-Dealer acknowledges and agrees to be bound by such additional chargeback provisions, restrictions and specific product compensation rules as may be set forth in Schedule B, as amended from time to time. J. Notwithstanding any provision to the contrary contained in the Agreement between Pruco Life Insurance Company of New Jersey and Broker-Dealer, and PICA and Broker-Dealer, under no circumstances will soliciting agent commission, overriding commission or expense allowance payments be paid under this Agreement if such payment would violate section 4228 of the New York Insurance Department’s regulation, as amended, or the New York Insurance Department’s interpretations thereof. K. On an annual basis, Prudential and Broker-Dealer shall review the Compensation paid to Broker-Dealer pursuant to this Section. In addition, any new Contracts (i.e., those that are not otherwise already included on the then-current Schedule B) that are approved by the parties for sale pursuant to this Agreement shall be added to Schedule B upon the mutual agreement on the terms for compensation by Prudential and Broker-Dealer. X. BOOKS AND RECORDS A. Broker-Dealer shall have the responsibility for maintaining the records of its Registered Representatives licensed, registered, and otherwise qualified to sell the Contracts to the extent required by Applicable Law. The books, accounts and records maintained by Broker-Dealer under the terms of this Agreement that relate to the sale or servicing of the Contracts shall be maintained so as to clearly and accurately disclose the nature and details of the transactions as required by Applicable Law and for the period required by Applicable Law. All records maintained by the Broker-Dealer in connection with this Agreement shall be the property of the Broker-Dealer. B. Broker-Dealer shall make available to Company and Distributor for inspection upon commercially reasonable request, including for a commercially reasonable time after termination of this Agreement, copies of books and records regarding the sale, solicitation, servicing and/or administration of the Contracts as well as other records and information related

BDSA 1/2024 – Customized for LPL E 16 to Registered Representatives appointed with Company. Broker-Dealer and its Registered Representatives and affiliates shall also comply with any commercially reasonable record hold order issued by the Company. XI. ANTI-MONEY LAUNDERING A. To the extent required of each party pursuant to Applicable Law, each party agrees to comply with all Applicable Law governing the detection, prevention and reporting of money laundering and terrorist financing activities, including, but not limited to: (1) provisions of the USA PATRIOT Act of 2001, as amended, and regulations thereunder; (2) provisions of the Bank Secrecy Act, as amended, and regulations thereunder; (3) relevant rules and regulations promulgated by the Office of Foreign Assets Control; (4) relevant rules and guidance of FINRA; and (5) all record keeping, reporting and auditing requirements of these laws, regulations and rules. Distributor and Company shall have the right, upon reasonable notice, to obtain and review documentation evidencing compliance with the foregoing laws, regulations and rules. Each party agrees to promptly notify the other parties if it becomes aware of any changes in the representations set forth herein. B. Broker-Dealer agrees that it has developed and adopted a Customer Identification Program in accordance with Section 326 of the USA PATRIOT Act and all implementing rules and regulations, including rules contained in Securities and Exchange Commission Release No. 34- 47752. Such Customer Identification Program must provide reasonable procedures to: (1) verify the identity of any person seeking to open an account with Broker-Dealer; (2) maintain records of the information used by Broker-Dealer to verify the person’s identity; and (3) determine whether a customer appears on any list of known or suspected terrorists or terrorist organizations issued by any Federal governmental agency. C. Broker-Dealer party agrees to require and ensure that its Registered Representatives and associated persons have completed anti-money laundering training. To the extent required by Applicable Law, Company agrees to require and ensure that Registered Representatives registered with Company, and its associated persons have completed applicable training. D. Broker-Dealer agrees, upon request to provide Distributor with a certification declaring (i) that it has implemented its anti-money laundering program in accordance with Section 352 of the USA PATRIOT Act, (ii) that it or its agents will perform the specified requirements of the Broker-Dealer’s Customer Identification Program in the manner contemplated by Section 326 of the USA PATRIOT Act and all implementing rules and regulations, and (iii) its Registered Representatives have completed the foregoing anti-money laundering training. XII. PRIVACY/CYBERSECURITY Each party acknowledges that they may be provided with information or access information about customers of Company or Broker-Dealer (“Customer Information”) and each party acknowledges that each will act as an independent “Data Controller” (or similar term as such terms are defined in applicable data protection laws) in disclosing and receiving Customer Information under this Agreement. In addition to Customer Information, each party acknowledges that it may receive other forms of “Confidential Information,” which shall mean all information and materials of a party or its affiliates that: (i) are or have been disclosed by such other party or its affiliates under or in connection with this Agreement, whether orally, electronically, in writing, or otherwise, including copies; (ii) are or have been learned, acquired, or generated by such party in connection with this Agreement (including the terms of this Agreement); or (iii) constitutes Customer Information as defined above. For avoidance of doubt, Customer Information and Confidential Information shall also include the term “Personal Information” as that term is defined in applicable data privacy, data

BDSA 1/2024 – Customized for LPL E 17 protection, and data security laws and regulations governing the Processing of Personal Information (“Applicable Data Protection Laws”). However, all terms collectively will be referred to as “Confidential Information.” “Process,” “Processing,” “Data Subject,” and “Data Controller” shall have the same meaning within this Agreement as the term is defined under Applicable Data Protection Laws. Each recipient of Confidential Information from a disclosing party under this Agreement will only use such Confidential Information as necessary to perform services for, or receiving services from, the disclosing party under this Agreement. The disclosing party shall only share Confidential Information as permitted by Applicable Law, including Applicable Data Protection Laws, and its privacy policy. Each recipient is prohibited from: (a) retaining, using, or disclosing any Confidential Information received from the disclosing party for any purpose other than those necessary in order to fulfill the recipient’s obligations under this Agreement or receive the benefit of the services in accordance with the terms contained herein, including retaining, using or disclosing Confidential Information for any commercial purpose unrelated to the disclosing party and this Agreement; (b) “selling” or “sharing,” as those terms are defined under applicable data protection laws, any Confidential Information received from the disclosing party; and (c) combining Confidential Information of disclosing party with any other Confidential Information held by or accessible to recipient , unless otherwise necessary to perform services for, or receiving services from, the disclosing party under this Agreement. Furthermore, each party represents and warrants that it has implemented and currently maintains an effective information security program to protect Confidential Information, and that such program employs reasonable security procedures and practices to protect Confidential Information received under this Agreement no less stringent than those: (i) required under Applicable Law, including Applicable Data Protection Laws; and (ii) that the Recipient employs for its own Confidential Information of similar sensitivity. The technical and organization security controls implemented by Broker Dealer are located in Schedule E. Each party warrants that any persons authorized to Process Confidential Information have committed themselves to confidentiality or are under an appropriate statutory obligation of confidentiality. Notwithstanding the foregoing, the provisions of this Section shall not apply to any Confidential Information that: (i) is lawfully made available to the general public; (ii) is or becomes commonly known to the public other than by breach by the recipient of this Agreement or any other confidentiality obligation owed to any party; (iii) is obtained by the recipient in good faith and without restriction from a third party who is lawfully authorized to disclose such information free from any obligation of confidentiality; (iv) is independently developed without reference to any Confidential Information of the other party; or (v) is required to be disclosed by a party pursuant to Applicable Law. Notwithstanding anything in this Agreement or any other agreement among the parties, nothing shall restrict any person from communicating voluntarily with a governmental agency or other regulatory authority regarding any possible violation of federal or state law or regulation. Each party shall have independent obligations with respect to Data Subject rights exercised under Applicable Data Protection Laws in relation to Confidential Information, specifically Personal Information. Each party will provide reasonable cooperation to the other party with respect to any such Data Subject rights request, if applicable and to the extent required under Applicable Data Protection Laws. Each party shall within at least 72 hours notify the other parties if it becomes aware of the possession, use, or knowledge of any of another party’s Confidential Information, including Personal Information, by any person not authorized to possess, use or have knowledge of such Confidential Information (“Security Breach”). Each party shall provide such reasonable

BDSA 1/2024 – Customized for LPL E 18 cooperation and assistance to the other party to mitigate and remediate the effects and damage caused by the Security Breach. XIII. COMPLAINTS AND INVESTIGATIONS A. In the event that Broker-Dealer receives notice of any customer complaint relating to Broker- Dealer that involves a Registered Representative, Company, Distributor, the sale of Contracts by Broker-Dealer and Registered Representatives or Broker-Dealer’s/Registered Representative’s failure to perform its obligations hereunder, Broker-Dealer shall, if permitted under Applicable Law, promptly notify Company thereof in writing and reasonably cooperate with Company and Distributor as may be reasonably requested; provided, however, that nothing herein shall prevent Broker-Dealer from responding to customer complaints as required by Applicable Law. B. In the event that a Company receives notice of any customer complaint that involves a Registered Representative, Broker-Dealer, any of the duties being performed hereunder by Broker-Dealer/Registered Representative(s), or Company’s or Distributor’s failure to perform its obligations hereunder, Company shall, if permitted under Applicable Law, promptly notify Broker-Dealer thereof in writing and reasonably cooperate with Broker-Dealer, as may be reasonably requested; provided, however, that nothing herein shall prevent Company or Distributor from responding to customer complaints as required by Applicable Law. C. In the event that Company, Distributor, or Broker-Dealer receives notice of: (i) any demand, action, suit, arbitration, audit, hearing, investigation, complaint (filed or served), litigation, claim or legal, administrative or other proceeding concerning the other party or its duties hereunder; (ii) any investigation, cease and desist order, formal agreement or other formal or informal enforcement action taken by a Governmental Body as to Company, Distributor, or Broker-Dealer party that affects such party’s performance under this Agreement; (iii) any material examination, sales or supervisory investigation or inquiry raised by a Governmental Body that is relevant to the Company’s, Distributor’s, or Broker-Dealer’s performance under this Agreement (including any such matter requiring attention, deficiencies, safety and soundness concerns or issues with respect to compliance with Applicable Law); or (iv) any inquiry relating to the respective duties or obligations of Company, Distributor, or Broker- Dealer hereunder made by any Governmental Body, then, in each case, each party shall, if permitted under Applicable Law or by the requirements of the relevant Governmental Body, promptly notify the other and reasonably cooperate with the other, as may be reasonably requested. Subject to any restrictions under Applicable Law, upon Company’s, Distributor’s, or Broker-Dealer’s reasonable request, the responding party shall promptly, but no later than 10 business days after receipt of such request, deliver all related correspondence, records, data, instruments, files or other documents. The timeframe for response may be extended by mutual consent and confirmed in writing. D. As reasonably requested by Company, Distributor, or Broker-Dealer, and subject in its entirety to the receiving party’s own legal and regulatory obligations as determined by the receiving party in its sole and absolute discretion, the receiving party shall endeavor to cooperate with the requesting party to satisfy the requirements of any Governmental Body that regulates the requesting party, including, inter alia, by: (i) meeting with such Governmental Bodies; (ii) providing the requesting party with any applicable materials, records, and information relating to the performance of activities governed by this Agreement as needed to respond to such Governmental Bodies; (iii) if agreed to by the requesting party as responsive to the request, permitting representatives or appointees of the requesting party and/or such Governmental Bodies to have access on demand to any of the other parties’ applicable materials, records, and information to the extent relating to this Agreement and relevant to the information requested

BDSA 1/2024 – Customized for LPL E 19 by the Governmental Bodies; and (iv) cooperating with the requesting party’s efforts to respond to any regulatory audit, inquiry, examination, or supervisory review, whether formal or informal, that relates to this Agreement. E. Any response by Broker-Dealer or Registered Representatives to a Contract complaint specifically relating to the conduct of business under this Agreement must be sent to Company for its review before being sent. Any responses to such Contract complaints must be sent in writing to Company not less than five (5) business days before being sent, except that if a more prompt response is required, the proposed response may be communicated to Company by telephone or email. F. Broker-Dealer and any of its Registered Representatives are not authorized, and are expressly forbidden, from settling or offering to settle any complaint or litigation on behalf of the Company or Distributor. XIV. ELECTRONIC DATA INTERFACE: CONTRACTS With respect to Contracts, the parties may desire to exchange certain business information electronically rather than in traditional tangible written paper form. The parties wish to set forth the respective obligations of each party under which they may transmit such business information electronically as follows: A. Data File Submission 1. For purposes of this Section XIV, Data File shall mean file(s) of electronic data or images representing the business information intended for transmission according to the specifications agreed to by both the Broker-Dealer and Prudential. Data Files may be classified as (1) Data Files to be transmitted from Broker-Dealer to Company, and (2) Data Files to be transmitted from Company to Broker-Dealer. Any electronic transmission of data that is not defined as a Data File (or has not been agreed in writing to be a Data File) shall have no force or effect between the parties, unless justifiably relied upon by the receiving party. 2. Data Files may be transmitted electronically to each party. The parties must agree on the use of the appropriate formats, time and medium of transmission, software and/or hardware requirements, or any other specifications, and when possible, shall adhere to industry standards for transmission of Data Files such as those supplied by the National Securities Clearing Corporation or Association for Cooperative Operations Research and Development. 3. Unless mutually agreed by all of the parties to this Agreement in writing, Broker-Dealer, at its own expense, shall provide and maintain its own equipment, software, services and testing necessary to effectively and reliably transmit and receive Data Files as provided herein. 4. The parties shall establish and maintain procedures and controls necessary to provide high quality, accurate and high integrity Data Files and comply with all Applicable Law respecting such procedures and controls, including but not limited to The Electronic Signature in Global and National Commerce Act (E-Sign Act), 15 U.S.C. Chapter 96. The originating party shall ensure that the data in the Data File is accurate and that the preparation and submission of such Data File, and its underlying transactions, are carried out in accordance with Applicable Law including but not limited those governing electronic transactions. 5. Each party may adopt as its signature an electronic identification consisting of symbols(s)

BDSA 1/2024 – Customized for LPL E 20 or code(s) that are to be affixed to or contained in each Transaction transmitted by such party (“Signatures”). Each party agrees that any Signature of such party affixed to or contained in any transmitted Data File shall be sufficient to verify such party originated such Data File. Neither party shall disclose to any third party the Signatures of the other party. 6. If a Data File contains any unintelligible data, the receiving party shall promptly notify the originating party. In that event, the originating party shall arrange for the prompt resubmission of the information contained in Data File in the manner agreed to by the parties. 7. In addition to a Data File and its underlying transactions being properly submitted from a technical perspective, such must also be in good order for Company to have any obligation to execute a transaction. A transaction that is not in good order will not be processed by Company. Good order shall be determined solely by the Company. 8. Broker-Dealer agrees and acknowledges that Company will rely on the data contained in the Data File submitted by Broker-Dealer to effectuate the requested transaction, which may include but is not limited to the purchase or redemption of a security, the issuance of an annuity contract or such other transaction as may be agreed to by the parties. Company shall have no obligation to review, process or accept any additional instructions submitted by Broker-Dealer, in any form, that contradict those contained in the Data File. In the event that Company receives a paper application or transaction from the Contract owner, that are inconsistent with data contained in the Data File, the parties agree to cooperate to resolve any such discrepancies. 9. Broker-Dealer shall obtain, including but not limited to in accordance with applicable state and federal law, the rules and regulations of FINRA, all appropriate and necessary client authorizations prior to Broker-Dealer’s submission of any Data Files to Company to effectuate a Transaction. The parties acknowledge that Company will rely upon the Data File provided by Broker-Dealer in making the requested Transaction as if received directly by client. 10. Broker-Dealer shall provide, including but not limited to in accordance with applicable state and federal law, the rules and regulations of FINRA, all appropriate and necessary regulatory and contract specific client disclosures and/or acknowledgements prior to Broker-Dealer submission of any Data File to Company to effectuate a Transaction. 11. The parties may agree to enter into a testing period prior to reliance upon this section where Data Files shall be transmitted and received solely for testing purposes. During any such testing period, the transmission or receipt of Data Files shall not give rise to any obligation for either party to effectuate any transaction or otherwise rely upon the data contained therein. 12. In the event that the parties agree to exchange Data File electronically, either party may elect to terminate doing business electronically by providing thirty (30) calendar days written notice to the other Party, provided however, that either Party can cease doing business electronically immediately upon notice to the other party in the event of material breach of this subsection. In the event the parties cease conducting electronic business subsections A8, B, E and G of this section shall survive. B. Third Party Service Providers 1. Data Files may be transmitted between the parties either directly or through a third-party service provider, agent or other intermediary (collectively “Provider”). The terms and

BDSA 1/2024 – Customized for LPL E 21 conditions of this section shall be binding on each party whether the Data Files are exchanged directly between the parties or through the use of a Provider. 2. Either party may contract with a Provider to transmit Data Files on their behalf. Each party shall be responsible for the costs of any Provider with which it contracts, unless otherwise agreed in writing by the parties. Each party shall ensure that any Provider it contracts with will safeguard Non-Public Personal Information as defined in Regulation S-P or otherwise enable the party’s adherence to Section XII of this Agreement. 3. The contracting party shall be solely responsible for the acts or omissions of its Provider, provided that if both parties use the same Provider to affect the transmission and receipt of a Data File, the originating party shall be liable for the acts or omissions of such Provider as to such Data File. 4. Either party may modify its election to use, not use or change a Provider upon one hundred eighty (180) calendar days prior written notice to the other party in accordance with the notice provisions of the Agreement. Company reserves the right to disapprove the proposed or continued use of any Provider contracted by Broker-Dealer. Notwithstanding the foregoing, any act of forbearance of disapproval shall not relieve, modify, or otherwise affect the obligations of the Broker-Dealer under the Agreement or this section. C. Updates and Errors 1. Each party shall provide the other party with written notice thirty (30) calendar days prior to any proposed implementation of any changes, including but not limited to, record layout, format, or structure of any Data File, or to computer hardware or software, or such other change that may affect transmission of Data Files between the parties. The parties agree to cooperate to make updates, corrections and revisions to data or format in a timely manner. Notwithstanding the foregoing, neither party is under any obligation to continue to receive or transmit Data Files should Broker- Dealer implement the changes discussed herein. 2. If a malfunction in Broker-Dealer’s or its Provider’s system(s) or process that is used to transmit the Data File causes an error or omission in any record or output, the Broker- Dealer, shall at its expense, correct and reprocess, or cause its Provider to correct and reprocess, such records. Upon discovering such malfunction, error or omission, Broker- Dealer shall promptly notify Company. Company shall work with Broker-Dealer in a timely manner to determine the best method of correcting the malfunction, error or omission, and Broker-Dealer shall do so. D. Validity of Electronic Form 1. The parties hereby agree that all rights duties and obligations that would accrue upon receipt of data in traditional written tangible forms shall also accrue upon receipt of data in electronic form as prescribed by this Section, unless Company policies require written tangible forms, or both electronic and written tangible forms. 2. If Prudential allows or requires Broker-Dealer to maintain written tangible forms on behalf of Company, Broker-Dealer shall provide Company with originals or copies, as requested by Company, to Company within forty-eight (48) hours of Company’s request for such. XV.

BDSA 1/2024 – Customized for LPL E 23 3. XVI. GENERAL PROVISIONS A. Assignability - This Agreement shall not be assigned by Broker-Dealer or Prudential without the prior written consent of the other. B. Dispute Resolution - Any controversy or claim arising out of or relating to this Agreement, or the uncured breach hereof, shall be settled by arbitration in accordance with FINRA Rules, as amended, and judgment upon the award rendered by the arbitrator (s) may be entered in any court having jurisdiction thereof. C. Non-Waiver - Any right(s) not enforced by the Company, Broker-Dealer, or Distributor under this Agreement will not be construed as a waiver of any of the terms and conditions of this Agreement and the same will remain in full force and effect. A waiver of any provision in this Agreement will not be deemed to be a waiver of any other provision, whether or not similar, nor will any waiver of a provision in this Agreement be deemed to constitute a continuing waiver. D. Severability - Any term or provision of this Agreement which is invalid pursuant to the laws and regulations of that jurisdiction will, as for that jurisdiction, be ineffective. Such term or provision will not render the remaining terms and provisions of this Agreement invalid. In addition, such term or provision will not affect the validity of any of the terms or provisions of this Agreement in any other jurisdiction. E. Captions - The captions or headings of this Agreement are for convenience and ease of reference only. They will have no effect on the meaning or interpretation of any provision of this

BDSA 1/2024 – Customized for LPL E 24 Agreement. F. Amendment – The Company or Distributor may modify this Agreement by written notice to Broker-Dealer. Submission of an application for a Contract after notice of such amendment will constitute agreement of the Broker-Dealer to such amendment G. Counterparts – This Agreement may be executed by the parties in multiple counterparts. Each counterpart when so executed and delivered shall be deemed an original, and all such counterparts, taken together shall constitute one and the same instrument. H. I. Website Registration & Access: 1. Broker-Dealer agrees to complete a permanent registration for the PruXpress website at www.pruxpress.com (hereinafter the “Website”) within thirty (30) days of the Effective Date of this Agreement. Use of the Website will be subject to the terms and conditions of the Website. 2. Broker-Dealer agrees for the term of the Agreement to maintain an active Website registration. XVII. GOVERNING LAW This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to the conflicts of laws provisions) thereof and that in all cases where a party seeks relief in connection with this Agreement in a court of competent jurisdiction, the exclusive forum and venue shall be the state and federal courts having jurisdiction and venue in the State of New York. XVIII. NOTICE All notices to Company and/or Distributor by the Broker-Dealer under this Agreement will be provided by email to: Business Controls Team at bqc.mailbox@prudential.com , and shall be deemed properly delivered, given and received on the date of transmission with confirmation of transmission if sent via e-mail during normal business hours of the receipt during a business day, otherwise on the next business day. Notice to the Broker-Dealer by the Company or Distributor under this Agreement shall be provided: A. electronically by e-mail to the Broker-Dealer’s most recent e-mail address on file with the Company or Distributor; or (so long as such email states clearly that it is a notice delivered pursuant to this section) to Contractual Notice <contractualnotices@lplfinancial.com> and shall be deemed to have been properly delivered, given, and received on the date of transmission with confirmation of transmission if sent via e-mail during normal business hours of the receipt during any day other than Saturday, Sunday, or any other day on which the New

BDSA 1/2024 – Customized for LPL E 25 York Stock Exchange is authorized or required to close (a “Business Day”), otherwise on the next Business Day; and B. in writing to 1055 LPL Way, Fort Mill, South Carolina 29715, Attn: Legal Department and shall be deemed to have been properly delivered, given, and received on the date of receipt by the addressee if sent by a nationally recognized overnight courier, by registered or certified mail, return receipt requested, if received on a Business Day, and otherwise the next Business Day. Either party may update their respective notice address by providing notice to the other party in accordance with this section. XIX. TERM OF AGREEMENT; TERMINATION; ENTIRE AGREEMENT A. Term: This Agreement shall be in force from its Effective Date and thereafter shall remain in force until terminated. B. C. This Agreement may be terminated for cause by the Company or Distributor for, but not limited to, any of the following reasons: 1. fraud by Broker-Dealer; 2. material misrepresentations by Broker-Dealer regarding the Company, Distributor, or the Company, Contracts, or the performance of either; 3. conversion of funds by Broker-Dealer; 4. breach in any material respect of any of the material terms of this Agreement by Broker-Dealer, if such breach is not cured or resolved within 120 calendar days after receipt of written notice of such breach by Broker-Dealer; 5. the suspension, revocation, cancellation or rescission of any state insurance license or FINRA license or registration of Broker-Dealer required to perform the obligations under this Agreement; 6. insolvency of Broker-Dealer. Termination for any of the reasons set forth in sub-sections C.1. through C.3 will occur immediately upon notice to Broker-Dealer by Company. Termination for any of the reasons set forth in subsection C.4. will occur immediately following the 120-day cure period if the event has not been cured, resolved, or not capable of cure. Termination due to sub-sections C.5. or C.6. will occur automatically at the date and hour of the event. D. This Agreement may be terminated for cause by the Broker-Dealer for, but not limited to, any of the following reasons: 1. the suspension, revocation, cancellation or rescission of Company’s certificate of authority in any state in which the Contracts are available for sale or Distributor’s registration with FINRA or the SEC; or 2. insolvency of Company or Distributor. Termination due to either sub-sections D.1. or D.2. will occur automatically at the date and hour of the event.

BDSA 1/2024 – Customized for LPL E 26 E. Upon termination of this Agreement, all authorizations, rights and obligations shall cease except those contained in Sections I, VI, VIII, IX, X, XI, XII, XIII, XV, XVII and Schedule E. F. Entire Agreement – Unless otherwise expressly stated herein, this Agreement and its Schedules and Addendums constitute the entire agreement between the parties and supersedes all prior agreements and understandings, oral and written with respect to the subject matter hereof.

BDSA 1/2024 – Customized for LPL E 27 IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Agreement on the day and year written below Broker-Dealer Name: LPL Enterprise, LLC 25-1395109 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA PRUCO LIFE INSURANCE COMPANY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY PRUDENTIAL ANNUITIES DISTRIBUTORS, INC. For The Above-Referenced Companies Signature: Name: Ann Nanda Title: Vice President & Officer Date: 11/13/2024

BDSA 1/2024 – Customized for LPL E 28 SCHEDULE A INTENTIONALLY DELETED

SCHEDULE C Logo Standards and Licensed Marks The Prudential Insurance Company of America Pruco Life Insurance Company Pruco Life Insurance Company of New Jersey

Helpful tips: logo • Do use theapproved logo artwork. • Do use the white logo on dark backgrounds. • Don’t modify or add effects, such as drop shadows, to our logo. • Don’t use the logo as a supergraphic or crop it in any way. • Don’t place the logo on complete images or backgrounds.

SCHEDULE D INTENTIONALLY DELETED

SCHEDULE E CYBERSECURITY OBLIGATIONS SCHEDULE This Schedule E supplements the terms and conditions of the Agreement and, unless a provision in the Agreement is more protective of Company, this Schedule E shall control in the event of any inconsistency between the Agreement and this Schedule E. Additionally, to the extent not in conflict with this Schedule E, the parties acknowledge and agree that Broker-Dealer’s obligations under the Agreement with respect to information security and confidentiality shall apply to Nonpublic Information. 1. Definitions. As used in this Schedule E, the following capitalized terms will have the meanings set forth below: 1.1. “Cybersecurity Event” means any act or attempt, successful or unsuccessful, to gain unauthorized access to, disrupt or misuse an Information System or information stored on such Information System that: (1) requires Broker-Dealer to notify any government body, self-regulatory agency or any other supervisory body, or (2) has a reasonable likelihood of materially harming any material part of the normal operations of the Broker-Dealer. 1.2. “Information System” means a discrete set of electronic information resources organized for the collection, processing, maintenance, use, sharing, dissemination, or disposition of electronic information, as well as any specialized system such as industrial/process controls systems, telephone switching and private branch exchange systems, and environmental control systems. 1.3. “Multi-Factor Authentication” means authentication through verification of at least two (2) of the following types of authentication factors: (a) knowledge factors, such as a password; (b) possession factors, such as a token or text message on a mobile phone; or (c) inherence factors, such as a biometric characteristic. 1.4. “Nonpublic Information” means information that is not Publicly Available Information and is: (a) business related information of Company the tampering with which, or unauthorized disclosure, access or use of which, would cause a material adverse impact to the business, operations or security of Company; (b) any information concerning an individual which because of name, number, personal mark, or other identifier can be used to identify such individual, in combination with any one or more of the following data elements: (i) social security number, (ii) drivers’ license number or non-driver identification card number, (iii) account number, credit or debit number, (iv) any security code, access code or password that would permit access to an individual’s financial account, or (v) biometric records; or (c) any information or data, except age or gender, in any form or medium created by or derived from a health care provider or an individual and that relates to: (i) the past, present or future physical, mental or behavioral health or condition of an individual or member of the individual’s family, (ii) the provision of health care to any individual, or (iii) payment for the provision of health care to any individual. For the avoidance of doubt, the term Nonpublic Information includes Confidential Information and Customer Information, and Data Files each as defined in the Agreement. To the extent not in conflict with this Schedule, Broker-Dealer’s obligations under the Agreement with respect to information security and confidentiality shall also apply to Nonpublic Information. 1.5. “Penetration Testing” means a test methodology in which assessors attempt to circumvent or defeat the security features of an Information System by attempting penetration of databases or controls from outside or inside an Information System.

1.6. “Person” means any individual or any non-governmental entity, including but not limited to any non-governmental partnership, corporation, branch, agency, or association. 1.7. “Publicly Available Information” means any information that Company has a reasonable basis to believe is lawfully made available to the general public from: (a) federal, state or local government records; (b) widely distributed media; or (c) disclosures to the general public that are required to be made by federal, state or local law. 1.8. “Risk Assessment” means the risk assessment that Broker-Dealer is required to conduct under Section 7 (Risk Assessments) of this Schedule. 1.9. “Risk-Based Authentication” means any risk-based system of authentication that detects anomalies or changes in the normal use patterns of a Person and requires additional verification of the Person’s identity when such deviations or changes are detected, such as through the use of challenge questions. 2. Cybersecurity Program. Broker-Dealer represents, warrants, and covenants that it has implemented and maintains, and shall continue to maintain, a cybersecurity program that includes administrative, technical, and physical safeguards designed to protect the confidentiality, integrity and availability of Nonpublic Information and Broker-Dealer’s Information Systems. Broker-Dealer’s cybersecurity program is, and shall remain, designed to: (a) identify and assess internal and external cybersecurity risks that may threaten the security or integrity of Nonpublic Information stored on Broker-Dealer’s Information Systems; (b) use defensive infrastructure and implement policies and procedures to protect Broker-Dealer’s Information Systems, and Nonpublic Information stored on such Information Systems, from unauthorized access, use or other malicious acts and minimize the likelihood of harm to any individual; (c) detect Cybersecurity Events; (d) respond to identified or detected Cybersecurity Events to mitigate any negative effects; (e) recover from Cybersecurity Events and restore normal operations and services; (f) fulfill applicable regulatory reporting obligations; and (g) define and periodically reevaluate a schedule for retention of Nonpublic Information and a mechanism for its destruction when no longer needed. 3. Cybersecurity Policies. Broker-Dealer shall implement and maintain a written policy or policies, approved by its board of directors or equivalent governing body, setting forth Broker-Dealer’s policies and procedures for the protection of its Information Systems and Nonpublic Information stored on such Information Systems. Such policies will address the following areas, to the extent applicable: (a) information security; (b) data governance and classification; (c) asset inventory and device management; (d) access controls and identity management; (e) business continuity and disaster recovery planning and resources; (f) systems operations and availability concerns; (g) systems and network security; (h) systems and network monitoring; (i) systems and application development and quality assurance; (j) physical security and environmental controls; (k) customer data privacy; (l) vendor and third party service provider management; (m) risk assessments; and (n) incident response. 4. Chief Information Security Officer. Broker-Dealer shall designate a qualified individual responsible for overseeing and implementing its cybersecurity program and enforcing its cybersecurity policies and will use qualified cybersecurity personnel to manage its cybersecurity risks and perform core cybersecurity functions.

5. Penetration and Vulnerability Testing. Unless Broker-Dealer conducts continuous monitoring of its Information Systems to detect, on an ongoing basis, changes in such Information Systems that may create or indicate vulnerabilities, Broker- Dealer shall conduct: (a) Penetration Testing of its Information Systems at least annually; and (b) vulnerability assessments at least bi-annually, including any systematic scans or reviews of its Information Systems reasonably designed to identify publicly known cybersecurity vulnerabilities 6. Access Controls and Authentication. Broker-Dealer shall limit user access privileges to its Information Systems that provide access to Nonpublic Information and shall periodically review such access privileges. Broker-Dealer shall use effective controls to protect against unauthorized access to Nonpublic Information and its Information Systems that store Nonpublic Information, including the use of Multi-Factor Authentication or Risk-Based Authentication. Broker-Dealer shall use Multi-Factor Authentication for accessing its internal networks from an external network. 7. Risk Assessments. Broker-Dealer shall conduct a periodic, documented Risk Assessment of its Information Systems sufficient to inform the design of its cybersecurity program. Such Risk Assessment shall be updated as reasonably necessary to address changes to Broker-Dealer’s Information Systems, Nonpublic Information or business operations. Broker-Dealer's Risk Assessment shall allow for revision of controls to respond to technological developments and evolving threats and shall consider the particular risks of Broker-Dealer’s business operations related to cybersecurity, Nonpublic Information collected or stored, Information Systems utilized and the availability and effectiveness of controls to protect Nonpublic Information and Information Systems. 8. Data Retention. Broker-Dealer shall implement and maintain policies and procedures for the secure disposal on a periodic basis of any Nonpublic Information that is no longer necessary for exercising its rights under the Agreement, unless such information is required to be retained by law or regulation or where disposal is not reasonably feasible due to the manner in which it is maintained. Any Nonpublic Information so retained by Broker-Dealer shall continue to be subject to the Agreement and this Schedule. 9. Encryption. As part of its cybersecurity program, Broker-Dealer shall implement controls, including but not limited to encryption, or alternative compensating controls approved by Company, to protect Nonpublic Information held or transmitted by Broker-Dealer both in transit over external networks and at rest. 10. Notice of Cybersecurity Event. Broker-Dealer shall notify Company as promptly as possible but in no event later than seventy-two (72) hours from a determination that a Cybersecurity Event has occurred. Thereafter, Broker-Dealer shall conduct a prompt investigation of such Cybersecurity Event. Broker- Dealer shall retain records concerning any Cybersecurity Event for a period of at least five (5) years from the date of such Cybersecurity Event and will provide such records upon Company’s request. 11. Due Diligence. For the purpose of auditing Broker-Dealer’s compliance with this Schedule, and no more frequently than on an annual basis, Broker-Dealer shall provide to Company, on reasonable notice: (a) access to Broker-Dealer’s records pertaining to Nonpublic Information; (b) copies of the then-current policies referenced in Section 3 (Cybersecurity Policies) above and such other documents as are reasonably required by Company to verify Broker-Dealer’s compliance with this Schedule, and (c) reasonable assistance and cooperation of Broker-Dealer’s relevant staff. To the extent access to Broker-Dealer’s premises is necessary to determine compliance with this Schedule and upon reasonable request of such access by Company, both parties will work in good-faith on the timing, scope, and length of such access, which shall occur no more frequent that on an annual basis.

12. Survival. Broker-Dealer’s obligations under this Schedule E shall continue for so long as Broker-Dealer continues to have access to or is in possession of Nonpublic Information, even if the Agreement has been terminated or sales of the Contracts are no longer permitted thereunder (i.e., Broker-Dealer’s authorization is limited to only servicing the Contracts).

BDSA DR Addendum 3/2019 ADDENDUM TO BROKER DEALER SELLING AGREEMENT FOR DUAL REGISTRANT’S REGISTERED INVESTMENT ADVISER-RELATED ACTIVITIES This Addendum to Broker Dealer Selling Agreement (“RIA Addendum”) between Broker-Dealer and Company, dated November 15, 2024, is hereby incorporated and made part of the Agreement. Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Agreement. For purposes of the RIA Addendum, “Dual Registrant” means an entity that is registered with the SEC as both a broker-dealer and an investment adviser. This RIA Addendum shall be effective on the Effective Date. Whereas, pursuant to Agreement, Broker Dealer, acting through its Registered Representatives, who are appointed as insurance agents of Company, is authorized to sell and service (i) Registered Contracts that are Fee-Based variable annuity(-ies) (each a “FB-VA”), and (ii) Unregistered Contracts that are Fee- Based annuity(-ies) (each, a “FB-Annuity”), and are identified as “Non-Commissionable” in Schedule B to the Agreement. Whereas, Dual Registrant, acting in its capacity as a registered investment adviser, provides investment advisory services through its investment adviser representatives (“IARs”) to investment advisory clients of Dual Registrant who own a FB-VA and/or a FB-Annuity (each, an “Owner” or collectively, “Owners”). Whereas, Company has implemented processes whereby Dual Registrant’s IARs are authorized by Owners to provide instructions to Company related to (i) the allocation of account value within an Owner’s FB-VA and/or FB-Annuity; and/or (ii) periodic redemptions from an Owner’s FB-VA as payment by Owner to Dual Registrant, as a registered investment adviser, for the investment advisory services provided to Owner in connection with an Owner’s FB-VA (“Advisory Fee”) (collectively, “Financial Transactions”) and to perform contract maintenance services. Whereas, upon receipt of all required properly completed and executed forms, Company will process Financial Transactions; and Whereas, the parties now desire to supplement the Agreement in order to address Dual Registrant’s investment advisory activities. Now therefore, in consideration of the mutual agreements contained in this RIA Addendum, the Agreement is hereby amended to include the following: I. Representations and Warranties of Dual Registrant: Dual Registrant, acting as registered investment adviser, hereby represents and warrants with respect to each Financial Transaction: 1. Dual Registrant is and shall remain an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 and the rules thereunder; 2. Each IAR is and shall remain continuously and for so long as the IAR requests Financial Transactions, properly registered as an investment adviser representative of Dual Registrant under applicable state law. Each IAR who requests Financial Transactions in connection with a FB-VA and/or a FB-Annuity has been authorized by Dual Registrant to do so and shall be acting as an IAR, within the scope of its authority, on behalf of Dual Registrant, as registered investment adviser. Company will only process Advisory Fee withdrawals from a FB-VA or FB- Annuity, if and to the extent permitted by the applicable annuity contract, upon receipt of

BDSA DR Addendum 3/2019 a properly completed and executed Advisory Fee Withdrawal Form signed by the IAR and Owner. No representative of Dual Registrant will be permitted to affiliate with Dual Registrant as an IAR to the extent such person is subject to a statutory disqualification from association with an investment adviser under the Investment Advisers Act of 1940 or any rules or regulations thereunder or any state or regulatory authority or agency with jurisdiction over the investment advisory activities of Dual Registrant; 3. Dual Registrant shall supervise IARs’ investment advisory activities, including requesting Financial Transactions, and shall comply, and require each IAR to comply, with all applicable laws in connection with Financial Transactions and providing investment advisory services to Owners; 4. Dual Registrant has entered into a written investment advisory agreement with each Owner for whom an IAR will request Financial Transactions or perform contract maintenance that grants Dual Registrant and its IARs the authority to request Financial Transactions and to perform contract maintenance, as defined in the definitions and disclosures document attached to a FB- VA and/or a FB-Annuity application, as updated from time to time, in connection with the purchase of the FB-VA and/or FB-Annuity; 5. Dual Registrant or its IAR is solely responsible for and will explain the amount and calculation of the Advisory Fee to Owners and the potential consequences associated with withdrawing the Advisory Fee from a FB-VA, including any impact to the benefits available under such FB- VA and tax implications; 6. Dual Registrants will immediately discontinue and/or cause its IARs to discontinue requesting Financial Transactions if Dual Registrant’s or any IAR’s registration, license or authorization is terminated or altered in a way that would prohibit Dual Registrant’s or IARs’ ability to provide investment advisory services to Owners and will promptly notify Company of same in writing. If Dual Registrant’s registration or authorization is terminated or altered, this RIA Addendum shall immediately terminate, and Company will no longer accept or permit Financial Transactions requests from Dual Registrant or IARs. If an IAR’s registration, license or authorization is terminated or altered, Company will no longer accept or permit Financial Transactions requests from such IAR. Company will not be liable for processing any Financial Transaction requests it processes in good faith before being notified or otherwise made aware that Dual Registrant’s and/or an IAR’s registration or authorization is terminated or altered and Dual Registrant’s indemnification obligations hereunder shall apply; 7. Dual Registrant acknowledges that neither Dual Registrant nor any of its IARs is acting as an agent or representative of Company when requesting Financial Transactions for Owners or when providing investment advisory services to Owners; and 8. Dual Registrant and each IAR who requests Financial Transactions acknowledges that such Financial Transactions are subject to the applicable FB-VA’s then-current prospectus and/or FB-Annuity’s offering document, the FB-VA’s and/or FB-Annuity’s contract as issued, and any additional policies and procedures related to Financial Transactions that Company may communicate. II. Representation of Company: Company represents that it will process Financial Transactions received in good order, as determined by Company in its sole discretion, from Dual Registrant or its IARs. III. Indemnity and Dispute Resolution: Dual Registrant agrees that Dual Registrant’s indemnification obligations to Company under the INDEMNITY Section of the Agreement shall apply to Dual Registrant in its capacity as an investment adviser with respect to any such investment advisory

BDSA DR Addendum 3/2019 activities, and that any controversy or claim arising from investment advisory activities shall be resolved in accordance with the DISPUTE RESOLUTION Section of the Agreement. IV. Limitation of Liability: Dual Registrant agrees that Company has no responsibility or liability to Dual Registrant, any IAR or Owner for any fees, premiums, penalties, taxes and/or interest, or for any other claims, actions, damages (including indirect, incidental, consequential, punitive, special or exemplary damages), expenses, costs (including legal costs) and other liabilities, including without limitation, damages for loss of revenue or lost profits, arising from (i) any Financial Transaction or the investment advisory services provided by Dual Registrant and IAR(s) to Owners, including any negative impact to a FB-VA, including any benefits thereunder, resulting from an Advisory Fee withdrawal from such annuity, (ii) any inaccuracy, delay, error or omission in any transmission or delivery of information, including any communication failure or electronic failure, not caused by the bad faith, gross negligence, willful misconduct, willful malfeasance or omissions of Company, its employees or agents, (iii) non-performance, (iv) any “force-majeure” event, and (v) any cause beyond the reasonable control of Company (individually and collectively referred to as “Loss”), which may be assessed by any federal or state agency, by any tribunal or court, or otherwise incurred by Dual Registrant, IAR(s) and Owners, even if Dual Registrant, IAR(s) and Owners have been advised of the possibility of any such Loss, unless any such Loss occurs as a direct result of the bad faith, gross negligence willful misconduct, willful malfeasance or omissions of Company, its employees or agents. V. IAR Background Checks: For Dual Registrants that conduct background checks on Registered Representatives prior to requesting appointment with Company, Dual Registrant shall only allow IARs who have first passed the criteria set forth in the REGISTRATION, LICENSING AND APPOINTMENT Section of the Agreement, including a review of conduct covered by applicable investment advisory laws and rules, to request Financial Transactions pursuant to this RIA Addendum. For Dual Registrants for which Company conducts background checks on Registered Representatives prior to requesting appointment with Company, Dual Registrant agrees to provide information to Company that is not publicly available regarding each IAR (i.e., the IAR’s Form ADV, Part 2B) that Dual Registrant authorizes to request Financial Transactions pursuant to this RIA Addendum. VI. Privacy/Cybersecurity: Dual Registrant and Company shall protect and maintain any Confidential Information and/or Customer Information obtained or shared pursuant to this RIA Addendum in accordance with the Section XII of the Agreement. Dual Registrant shall comply with the CYBERSECURITY OBLIGATIONS SCHEDULE attached to the Agreement for its investment advisory clients (in the same manner as it shall for its broker-dealer clients). Except as expressly provided herein, all other terms and conditions of the Agreement remain in full force and effect.

BDSA DR Addendum 3/2019 PRUCO LIFE INSURANCE COMPANY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA For the above referenced entities By: Ann Nanda, VP & Officer Prudential Authorized Person Signature Date: 11/13/2024